Income Taxes - Changes in valuation allowance for deferred tax assets (Parenthetical) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2025		Mar. 31, 2024		Mar. 31, 2023
Income Tax Disclosure [Abstract]
Increase (decrease) of valuation allowances of certain foreign subsidiaries	¥ (21,610)		¥ 83,838		¥ 53,851
Reduction of valuation allowances related to to valuation of financial instruments	3,041		3,238		4,928
Total, Net change during the year	¥ (24,651)	[1]	¥ 80,600	[2]	¥ 48,923	[3]

[1]	Primarily includes a decrease of ¥21,610 million of valuation allowances of certain foreign subsidiaries primarily due to a decrease in operating loss carryforwards, and a reduction of ¥3,041 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a utilization of loss carryforwards. In total, ¥24,651 million of allowances decreased.
[2]	Primarily includes an increase of ¥83,838 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥3,238 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a utilization of loss carryforwards. In total, ¥80,600 million of allowances increased.
[3]	Primarily includes an increase of ¥53,851 million of valuation allowances of certain foreign subsidiaries primarily due to an increase in operating loss carryforwards, and a reduction of ¥4,928 million of valuation allowances related to Japanese subsidiaries and the Company primarily due to a decrease of valuation allowances of Investments in subsidiaries and affiliates. In total, ¥48,923 million of allowances increased.